SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2003

                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)

                                   California
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                  (State or other jurisdiction of incorporation

         0-26372                                              82-0429727
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       (Commission                                          (IRS Employer
       File Number)                                      Identification No.)

                  349 Oyster Point Boulevard, Suite 200
                      South San Francisco, CA                       94080
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                (Address of principal executive offices)          (Zip Code)

                                 (650) 616-2200
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS.

      On Friday, Cellegy Pharmaceuticals, Inc. (the "Company") issued a press release regarding the initiation by PDI, Inc. of non-binding mediation proceedings, under the December 31, 2002 exclusive License Agreement, for Cellegy's Fortigel (TM) (testosteone gel) product, relating to certain claims that PDI has made against Cellegy. A copy of that press release is attached as an exhibit to this Report.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 Press Release dated October 24, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2003   CELLEGY PHARMACEUTICALS, INC.


                         By: /s/ A. Richard Juelis
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                             A. Richard Juelis
                             Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release of Cellegy  Pharmaceuticals,  Inc. dated October 24,
              2003.